UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

                              CYBERLUX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

       000-33415                                         91-2048178
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 50 Orange Road
                 PO Box 2010
                 Pinehurst, NC                               28370
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (910) 235-0066
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              (Registrant's telephone number, including area code)



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         This  Current  Report on Form 8-K is filed by Cyberlux  Corporation,  a
Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Pursuant to Rule 135c of the Securities Act of 1933, as amended (the "Securities Act"), the full text of a press release issued by the Registrant on January 8, 2004 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 31, 2003, the Registrant announced that it has finalized a $775,000equity financing transaction involving the issuance of 155 shares of its Series A Convertible Preferred Stock, $0.001 par value per share (the "Series A Preferred Stock"), and Series A warrants and Series B warrants to purchase up to an aggregate of 15,500,000 shares of the Registrant's common stock, $0.001 par value per share (the "Common Stock"), from approximately 45 investors.

         In connection with the financing, the Registrant issued shares of Series A Preferred Stock for $5,000 per share. The Series A Preferred Stock is convertible into a number of shares of Common Stock at $0.10 per share. The total number of shares of Common Stock initially issuable upon conversion of the shares of Series A Preferred Stock issued and sold is7,750,000. The Series A Preferred Stock accrues dividends of 12% per annum.

         As part of the financing, the Registrant also issued Series A warrants to purchase up to 7,750,000 shares of Common Stock. These warrants are exercisable for a three-year term and have an exercise price of $0.25 per share. As a further part of the financing, the Registrant also issued Series B warrants to purchase up to 7,750,000 shares of Common Stock.. These warrants are exercisable for a five-year term and have an exercise price of $1.05 per share.

         Beginning 180 days following the effective date of the registration statement registering the resale of the shares of Common Stock underlying the Series A Preferred Stock and warrants, the Series A Preferred Stock will automatically be converted into Common Stock if certain conditions are met, including if the average of the closing bid and ask price of the Common Stock exceeds $1.50 for a period of 10 consecutive trading days at any time after such effective date.

         Following the closing of the transaction, the Registrant is obligated to file a registration statement on Form SB-2 with the Securities and Exchange Commission (the "SEC") registering the resale of the shares of Common Stock underlying the Series A Preferred Stock and warrants. The Registrant is also obligated to use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC within 90 days following the closing date. Failure to meet these deadlines could result in the Registrant being obligated to pay certain liquidated damages to the investors.


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         H.C. Wainwright & Co., Inc.  ("Wainwright")  served as the Registrant's placement agent for the transaction. As part of its commission, Wainwright will receive a cash placement fee equal to 10% of any gross proceeds received by the Registrant in connection with the financing. Wainwright will also receive a cash placement fee of 4% of the aggregate consideration received by the Registrant in connection with the cash exercise of warrants issued to the investors in the financing, as well as certain warrants issued in the Registrant's previous financing (which were exercised in connection with this financing). In addition, Wainwright or its assigns will receive warrants to purchase 20% of the amount of securities issued to purchasers. These warrants will be immediately exercisable and will expire five years after the date of issuance. Wainwright received 100,000 common stock warrants exercisable at $0.001 as a retainer fee with regard to this financing.

         The securities described herein will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

         The foregoing summary description of the terms of the securities issued by the Registrant is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

         This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Registrant's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

         The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CYBERLUX CORPORATION

Date: January 8, 2004             By: /s/ Donald F. Evans
                                      ------------------------------------------
                                  Name: Donald F. Evans
                                  Title:   President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                     Description

3.1 Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of the Registrant, dated as of December 30, 2003.

10.1 Series A Convertible Preferred Stock Purchase Agreement, dated as of December 31, 2003, by and among the Registrant and the purchasers set forth on Exhibit A thereto.

10.2 Registration Rights Agreement, dated as of December 31, 2003, by and among the Registrant and the purchasers listed on Schedule I thereto.

10.3 Form of Series A Warrant to purchase shares of Common Stock of the Registrant issued on December 31, 2003 in connection with the sale of the Series A Convertible Preferred Stock.

10.4 Form of Series B Warrant to purchase shares of Common Stock of the Registrant issued on December 31, 2003 in connection with the sale of the Series A Convertible Preferred Stock.

10.5 Lock-Up Agreement dated as of December 31, 2003 by and among the Registrant and certain stockholders named therein.

99.1                       Press Release dated January 8, 2004.